DISCONTINUED OPERATIONS	9 Months Ended
Jul. 31, 2023
Discontinued Operations and Disposal Groups [Abstract]
DISCONTINUED OPERATIONS

NOTE 2 - DISCONTINUED OPERATIONS

On May 1, 2022, GLC Anguilla sold its entire 100% interest in GLA to an unrelated party for HK$1 (approximately $0.13), due to continuing losses incurred by GLA.

GLA was deconsolidated effective May 1, 2022, and the Company does not have any continuing involvement in the operations of the disposed subsidiary. The disposal is accounted for as discontinued operations and, accordingly, all prior periods presented in the accompanying consolidated balance sheets, statements of operations and statements of cash flows have been adjusted to conform to this presentation; no adjustment has been made to the prior period consolidated balance sheet as a result of the disposal. As of July 31, 2023, only one subsidiary, GLC Anguilla was owned by the Company.

On May 1, 2022, before the disposal, GLA had net assets of $2,094 and net liabilities of $637. Contemporaneous with the sale of GLA, Mr. Peter Yip, sole director and principal shareholder of the Company, forgave liabilities due him by GLA of $137,049. As a result, the Company recorded a capital contribution to the Company of $137,049 and a loss on sale of discontinued operations of $1,457, respectively.

Carrying value of assets disposed	$(2,094)
Carrying value of liabilities disposed	637
Carrying value of net assets disposed	(1,457)
Sales proceeds	-
Loss on sale of discontinued operations	$(1,457)

The following table summarizes certain selected components of discontinued operations for the disposed subsidiary for the three and nine months ended July 31, 2023 and 2022:

	Three months ended July 31,		Nine months ended July 31,
	2023	2022	2023	2022

Revenues	$-	$-	$-	$2,500

Loss from discontinued operations	$-	$(166)	$-	$(1,959)

Loss per share from discontinued operations - Basic and Diluted	$-	$(0.00)	$-	$(0.00)

Current and total assets	$-	$-	$-	$-
Current and total liabilities	$-	$-	$-	$-